Exhibit 99.1
NEWS RELEASE

CONTACT:
Lisa Fortuna or Mike Cummings
312-445-2866
spok@alpha-ir.com

Spok Reports First Quarter 2022 Results
Company makes progress on recently announced strategic business plan

Announces conclusion of thorough strategic alternatives review process; Spok’s Board remains open to all pathways to maximize shareholder value

Alexandria, Va. (April 28, 2022) - Spok Holdings, Inc. (NASDAQ: SPOK), a global leader in healthcare communications, today announced results for the first quarter ended March 31, 2022. In addition, the Company’s Board of Directors declared a regular quarterly dividend of $0.3125 per share, payable on June 24, 2022, to stockholders of record on May 25, 2022.

2022 First Quarter Highlights:
•Announced new strategic business plan prioritizing maximizing free cash flow and returning capital to shareholders
•Reduced size of Board of Directors to better align the Board's size and composition with the Company's recently announced business strategy
•Capital returned to stockholders in the first quarter of 2022 totaled $6.5 million in the form of the Company's regular quarterly dividend
•Cash, cash equivalents and short-term investments balance of $46.3 million at March 31, 2022, and no debt
•University of Rochester Medical Center (URMC) selected Spok Care Connect® to replace URMC's existing operator console and to support its clinical communication needs at its flagship Strong Memorial Hospital

Spok.com

Exhibit 99.1
NEWS RELEASE

"We have made great progress on our recently announced strategic business plan while also continuing to provide critical communications services to our healthcare customers," said Vincent D. Kelly, president and chief executive officer of Spok Holdings, Inc. "We are on target with our previously announced financial objectives, and our focus remains on creating significant value for our shareholders by maximizing revenue and cash flow generation from our established communication solutions. We continue to believe that we are on the best path forward, and we are optimistic about our prospects for the remainder of 2022 and beyond."

Strategic Review Update:

Spok has concluded the strategic alternatives review process it publicly commenced on September 3, 2021. At this time, Spok has no actionable options for a sale of the Company and the Board has determined it is in the best interests of all shareholders for Spok to focus on executing its strategic plan as a standalone company.

Since initiating the strategic review, the Board, along with its financial and legal advisors, conducted an exceptionally thorough process and reached out to and engaged with a wide range of strategic and financial parties.

Spok’s Board is fully committed to maximizing value for all shareholders.

Spok.com

Exhibit 99.1
NEWS RELEASE
2022 First Quarter Results:
Consolidated revenue for the first quarter of 2022 under Generally Accepted Accounting Principles (“GAAP”) was $33.8 million, compared to $36.0 million in the first quarter of 2021.

	For the Three Months Ended March 31,
(Dollars in thousands)	2022	2021	Change (%)
Wireless revenue
Paging revenue	$18,313	$19,353	(5.4)%
Product and other revenue	533	767	(30.5)%
Total wireless revenue	$18,846	$20,120	(6.3)%

Software revenue
License	$1,824	$1,552	17.5%
Professional services	3,336	4,354	(23.4)%
Hardware	589	616	(4.4)%
Maintenance	9,230	9,394	(1.7)%
Total software revenue	14,979	15,916	(5.9)%
Total revenue	$33,825	$36,036	(6.1)%

Operating expenses in the first quarter of 2022 totaled $42.5 million and included $4.5 million in restructuring costs, compared to $37.8 million in operating expenses in the first quarter of 2021.

Spok.com

Exhibit 99.1
NEWS RELEASE
Adjusted operating expenses (which excludes depreciation, amortization and accretion, and restructuring costs, and includes capitalized software development costs) totaled $37.1 million in the first quarter of 2022. Adjusted operating expenses for the first quarter of 2021 totaled $38.0 million.

	For the Three Months Ended March 31,
(Dollars in thousands)	2022	2021	Change (%)
Operating expenses	$42,493	$37,776	(12.5)%
Adjusted operating expenses	$37,064	$37,969	2.4%

GAAP net loss for the first quarter of 2022 was $7.2 million, or a loss of $0.37 per diluted share, compared to net loss of $2.3 million, or $0.12 per diluted share, in the first quarter of 2021. For the first quarter of 2022, adjusted EBITDA loss totaled $2.1 million compared to adjusted EBITDA of $0.3 million in the first quarter of 2021.

	For the three months ended March 31,
(Dollars in thousands)	2022	2021	Change (%)
Net loss	$(7,214)	$(2,297)	(214.1)%
Basic and diluted net loss per common share	$(0.37)	$(0.12)	(208.3)%
Adjusted EBITDA	$(2,124)	$306	(794.1)%

Spok.com

Exhibit 99.1
NEWS RELEASE
Financial Outlook:
Regarding financial guidance, the Company expects the following for fiscal year 2022, which is unchanged from the previously provided 2022 financial guidance:

(Unaudited and in millions)	Current Guidance Full Year 2022
	From	To
Revenue
Wireless	$71.6	$77.0
Software	$54.4	$62.2
Total Revenue	$126.0	$139.2

Adjusted Operating Expenses	$118.8	$128.6

Capital Expenditures	$3.4	$4.2

2022 First Quarter Call:

Management will host a conference call and webcast to discuss these financial results today at 8:30 a.m. Eastern Daylight Time. The presentation is open to all interested parties and may include forward-looking information.
Conference Call Details

Date/Time:	Thursday, April 28, 2022, at 8:30 a.m. EDT
Webcast:	https://www.webcast-eqs.com/spok042822_en/en
U.S. Toll-Free Dial In:	877-407-0890
International Dial In:	+1-201-389-0918

To access the call, please dial in approximately ten minutes before the start of the call. After the event the OnDemand version of the webcast will be available under the URL as well.
* * * * * * * * *
About Spok
Spok, Inc., a wholly owned subsidiary of Spok Holdings, Inc. (NASDAQ: SPOK), headquartered in Alexandria, Virginia, is proud to be a global leader in healthcare communications. We deliver clinical information to care teams when and where it matters most to improve patient outcomes. Top hospitals rely on Spok Care Connect® platforms to enhance workflows for clinicians and support administrative compliance. Our customers send over 100 million messages each month through their Spok®

Spok.com

Exhibit 99.1
NEWS RELEASE
solutions. When seconds count and patients' lives are at stake, Spok enables smarter, faster clinical communication. For more information, visit spok.com or follow @spoktweets on Twitter.
Spok is a trademark of Spok Holdings, Inc. Spok Care Connect and Spok Mobile are trademarks of Spok, Inc.
Non-GAAP Financial Measures
This press release contains the following non-GAAP financial measures: adjusted operating expenses and adjusted EBITDA. Adjusted operating expenses excludes depreciation, amortization and accretion, goodwill and restructuring costs, and includes capitalized software development costs. Adjusted EBITDA represents net income/(loss) before interest income/expense, income tax expense/benefit, depreciation, amortization and accretion expense restructuring costs, and stock-based compensation expense and includes capitalized software development costs.
We believe that these non-GAAP financial measures provide useful information to management and investors regarding certain financial and business trends relating to Spok's financial condition and results of operations. We use these non-GAAP measures for financial, operational, and budgetary decision-making purposes, to understand and evaluate our core operating performance and trends, and to generate future operating plans. We believe that these non-GAAP financial measures permit us to more thoroughly analyze key financial metrics used to make operational decisions and allow us to assess our core operating results. We believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial measures with other software companies who present similar non-GAAP financial measures. We adjust for certain items because we do not regard these costs as reflective of normal costs related to the ongoing operation of the business in the ordinary course. In general, these items possess one or more of the following characteristics: non-cash expenses, factors outside of our control, items that are non-operational in nature, and unusual items not expected to occur in the normal course of business.
We do not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. We urge investors to review the reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures, which are included in this press release, and not to rely on any single financial measure to evaluate our business.

Spok.com

Exhibit 99.1
NEWS RELEASE
Safe Harbor Statement under the Private Securities Litigation Reform Act
Statements contained herein or in prior press releases which are not historical fact, such as statements regarding Spok’s future operating and financial performance, are forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that may cause Spok’s actual results to be materially different from the future results expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from those expectations include, but are not limited to, risks related to Spok's new strategic business plan, including its ability to maximize revenue and cash generation from its established businesses and return capital to shareholders, risks related to the COVID-19 pandemic and its effect on our business and the economy, other economic conditions such as recessionary economic cycles, higher interest rates, inflation and higher levels of unemployment, declining demand for paging products and services, continued demand for our software products and services, our dependence on the U.S. healthcare industry, our ability to develop additional software solutions for our customers and manage our development as a global organization, the ability to manage operating expenses, particularly third-party consulting services and research and development costs, future capital needs, competitive pricing pressures, competition from traditional paging services, other wireless communications services and other software providers, many of which are substantially larger and have much greater financial and human capital resources, changes in customer purchasing priorities or capital expenditures, government regulation of our products and services and the healthcare and health insurance industries, reliance upon third-party providers for certain equipment and services, unauthorized breaches or failures in cybersecurity measures adopted by us and/or included in our products and services, the effects of changes in accounting policies or practices, our ability to realize the benefits associated with our deferred tax assets, future impairments of our long-lived assets, amortizable intangible assets and goodwill, the effects of our limited-duration shareholder rights plan, and the outcome of Spok's strategic alternatives review, as well as other risks described from time to time in our periodic reports and other filings with the Securities and Exchange Commission. Although Spok believes the expectations reflected in the forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. Spok disclaims any intent or obligation to update any forward-looking statements.

Tables to Follow

Spok.com

SPOK HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (a)(b)
(Unaudited and in thousands except share, per share amounts and ARPU)

	For the three months ended
	3/31/2022	3/31/2021
Revenue:
Wireless	$18,846	$20,120
Software	14,979	15,916
Total revenue	33,825	36,036
Operating expenses:
Cost of revenue (exclusive of items shown separately below)	7,804	7,982
Research and development	6,497	4,444
Technology operations	7,013	7,204
Selling and marketing	5,315	5,139
General and administrative	10,435	10,280
Depreciation, amortization and accretion	934	2,727
Severance and restructuring	4,495	—
Total operating expenses	42,493	37,776
% of total revenue	125.6%	104.8%
Operating loss	(8,668)	(1,740)
% of total revenue	(25.6)%	(4.8)%
Interest income	67	61
Other expense	(13)	(27)
Loss before income taxes	(8,614)	(1,706)
Benefit from (provision for) income taxes	1,400	(591)
Net loss	$(7,214)	$(2,297)
Basic and diluted net loss per common share	$(0.37)	$(0.12)
Basic weighted average common shares outstanding	19,599,526	19,272,786
Cash dividends declared per common share	0.3125	0.125
Key statistics:
Units in service	838	874
Average revenue per unit (ARPU)	$7.24	$7.34
Bookings	$14,317	$14,597
Backlog	$40,532	$48,849

(a) Slight variations in totals are due to rounding.
(b) Certain prior period amounts have been reclassified to conform to the current period's presentation. These reclassifications had no effect on the reported results of operations

SPOK HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (a)(b)
(Unaudited and in thousands except share, per share amounts and ARPU)

	For the three months ended
	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
Revenue:
Wireless	$18,846	$19,203	$19,644	$19,859	$20,120	$20,300	$20,828	$21,078
Software	14,979	15,341	16,207	15,864	15,916	17,180	16,865	14,661
Total revenue	33,825	34,544	35,851	35,723	36,036	37,480	37,693	35,739
Operating expenses:
Cost of revenue (exclusive of items shown separately below)	7,804	8,290	8,340	7,859	7,982	8,588	7,223	6,372
Research and development	6,497	4,851	4,063	4,156	4,444	4,122	3,445	2,740
Technology operations	7,013	7,331	7,287	7,022	7,204	7,253	7,269	7,174
Selling and marketing	5,315	5,356	5,404	5,184	5,139	5,209	4,483	4,015
General and administrative	10,435	11,099	11,664	10,481	10,280	8,882	10,206	10,162
Depreciation, amortization and accretion	934	2,694	2,568	2,457	2,727	2,503	2,335	2,072
Severance and restructuring	4,495	71	82	173	—	366	—	45
Goodwill and capitalized software development impairment	—	15,663	—	—	—	25,007	—	—
Total operating expenses	42,493	55,355	39,408	37,332	37,776	61,930	34,961	32,580
% of total revenue	125.6%	160.2%	109.9%	104.5%	104.8%	165.2%	92.8%	91.2%
Operating (loss) income	(8,668)	(20,811)	(3,557)	(1,609)	(1,740)	(24,450)	2,732	3,159
% of total revenue	(25.6)%	(60.2)%	(9.9)%	(4.5)%	(4.8)%	(65.2)%	7.2%	8.8%
Interest income	67	56	141	61	61	51	127	146
Other (expense) income	(13)	54	10	29	(27)	95	151	101
(Loss) income before income taxes	(8,614)	(20,701)	(3,406)	(1,519)	(1,706)	(24,304)	3,010	3,406
Benefit from (provision for) income taxes	1,400	4,032	912	800	(591)	(22,306)	155	353
Net (loss) income	$(7,214)	$(16,669)	$(2,494)	$(719)	$(2,297)	$(46,610)	$3,165	$3,759
Basic net (loss) income per common share	$(0.37)	$(0.86)	$(0.13)	$(0.04)	$(0.12)	$(2.44)	$0.17	$0.20
Diluted net (loss) income per common share	(0.37)	(0.86)	(0.13)	(0.04)	(0.12)	(2.44)	0.16	0.20
Basic weighted average common shares outstanding	19,599,526	19,483,004	19,464,893	19,395,364	19,272,786	19,088,329	19,051,502	19,016,853
Diluted weighted average common shares outstanding	19,599,526	19,483,004	19,464,893	19,395,364	19,272,786	19,088,329	19,208,452	19,115,148
Key statistics:
Units in service	838	847	853	869	874	885	898	915
Average revenue per unit (ARPU)	$7.24	$7.26	$7.29	$7.32	$7.34	$7.30	$7.34	$7.24
Bookings	$14,317	$14,793	$17,116	$13,037	$14,597	$16,528	$21,414	$15,411
Backlog	$40,532	$43,361	$45,584	$45,632	$48,849	$50,504	$51,708	$48,441

(a) Slight variations in totals are due to rounding.
(b) Certain prior period amounts have been reclassified to conform to the current period's presentation. These reclassifications had no effect on the reported results of operations

SPOK HOLDINGS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS (a)
(In thousands)

	3/31/2022	12/31/2021

ASSETS	(Unaudited)

Current assets:
Cash and cash equivalents	$31,350	$44,583
Short-term investments	14,978	14,999
Accounts receivable, net	23,373	26,908
Prepaid expenses	8,095	6,641
Other current assets	878	922
Total current assets	78,674	94,053
Non-current assets:
Property and equipment, net	6,642	6,746
Operating lease right-of-use assets	14,993	15,821
Capitalized software development, net	—	—
Goodwill	99,175	99,175
Intangible assets, net	—	—
Deferred income tax assets, net	32,684	31,653
Other non-current assets	707	706
Total non-current assets	154,201	154,101
Total assets	$232,875	$248,154

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$3,863	$5,292
Accrued compensation and benefits	15,769	13,948
Deferred revenue	24,223	25,608
Operating lease liabilities	5,112	5,405
Other current liabilities	5,147	4,745
Total current liabilities	54,114	54,998
Non-current liabilities:
Asset retirement obligations	6,372	6,355
Operating lease liabilities	11,256	11,883
Other non-current liabilities	1,238	1,227
Total non-current liabilities	18,866	19,465
Total liabilities	72,980	74,463
Commitments and contingencies
Stockholders' equity:
Preferred stock	$—	$—
Common stock	2	2
Additional paid-in capital	97,197	97,291
Accumulated other comprehensive loss	(1,563)	(1,588)
Retained earnings	64,259	77,986
Total stockholders' equity	159,895	173,691
Total liabilities and stockholders' equity	$232,875	$248,154

(a) Slight variations in totals are due to rounding.

SPOK HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (a)
(Unaudited and in thousands)

	For the three months ended
	3/31/2022	3/31/2021
Operating activities:
Net loss	$(7,214)	$(2,297)
Adjustments to reconcile net loss to net cash net (used ) provided by operating activities:
Depreciation, amortization and accretion	934	2,727
Deferred income tax (benefit) expense	(1,024)	510
Stock-based compensation	1,115	2,239
Provisions for credit losses, service credits and other	594	215
Changes in assets and liabilities:
Accounts receivable	2,951	1,039
Prepaid expenses and other assets	(1,421)	457
Net operating lease liabilities	(91)	338
Accounts payable, accrued liabilities and other	879	(3,038)
Deferred revenue	(1,602)	(1,471)
Net cash (used in) provided by operating activities	(4,879)	719
Investing activities:
Purchases of property and equipment	(679)	(727)
Capitalized software development	—	(2,920)
Purchase of short-term investments	(14,967)	(14,995)
Maturity of short-term investments	15,000	15,000
Net cash used in investing activities	(646)	(3,642)
Financing activities:
Cash distributions to stockholders	(6,524)	(2,730)
Purchase of common stock for tax withholding on vested equity awards	(1,209)	(1,444)
Net cash used in financing activities	(7,733)	(4,174)
Effect of exchange rate on cash and cash equivalents	25	14
Net decrease in cash and cash equivalents	(13,233)	(7,083)
Cash and cash equivalents, beginning of period	44,583	48,729
Cash and cash equivalents, end of period	$31,350	$41,646
Supplemental disclosure:
Income tax refunds received	$(39)	$(118)

(a) Slight variations in totals are due to rounding.

SPOK HOLDINGS, INC.
CONSOLIDATED REVENUE
SUPPLEMENTAL INFORMATION (a)
(Unaudited and in thousands)

	For the three months ended
	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
Revenue
Paging	$18,313	$18,513	$18,844	$19,135	$19,353	$19,513	$19,961	$19,990
Non-paging	$533	$690	$800	$724	$767	$787	$867	$1,088
Total wireless revenue	$18,846	$19,203	$19,644	$19,859	$20,120	$20,300	$20,828	$21,078

License	$1,824	$1,650	$1,807	$908	$1,552	$1,528	$2,012	$749
Services	$3,336	$3,783	$4,159	$4,865	$4,354	$4,778	$4,772	$3,812
Equipment	$589	$573	$596	$482	$616	$961	$554	$601
Operations revenue	$5,749	$6,006	$6,562	$6,255	$6,522	$7,267	$7,338	$5,162

Maintenance revenue	$9,230	$9,335	$9,645	$9,609	$9,394	$9,913	$9,527	$9,499
Total software revenue	$14,979	$15,341	$16,207	$15,864	$15,916	$17,180	$16,865	$14,661

Total revenue	$33,825	$34,544	$35,851	$35,723	$36,036	$37,480	$37,693	$35,739

(a) Slight variations in totals are due to rounding.

SPOK HOLDINGS, INC.
CONSOLIDATED OPERATING EXPENSES
SUPPLEMENTAL INFORMATION (a)(b)
(Unaudited and in thousands)

	For the three months ended
	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
Cost of revenue
Payroll and related	$5,110	$5,268	$5,208	$4,720	$5,139	$5,244	$4,743	$4,158
Cost of sales	1,557	1,713	1,699	1,633	1,386	1,924	1,165	1,193
Recoverable taxes and fees	712	781	792	903	867	798	803	591
Stock-based compensation	109	127	220	262	291	112	121	111
Other	316	401	421	341	299	510	391	319
Total cost of revenue	7,804	8,290	8,340	7,859	7,982	8,588	7,223	6,372
Research and development
Payroll and related	4,305	4,329	4,291	4,333	4,475	4,358	4,147	4,115
Outside services	1,899	1,760	1,759	2,060	2,277	2,358	2,113	1,803
Capitalized software development	—	(2,603)	(2,621)	(2,698)	(2,920)	(3,046)	(2,906)	(3,596)
Stock-based compensation	130	234	435	305	475	246	240	243
Other	163	1,131	199	156	137	206	(149)	175
Total research and development	6,497	4,851	4,063	4,156	4,444	4,122	3,445	2,740
Technology operations
Payroll and related	2,509	2,584	2,585	2,323	2,467	2,467	2,246	2,213
Site rent	3,067	3,104	3,122	3,143	3,196	3,313	3,467	3,399
Telecommunications	771	826	828	825	837	857	949	961
Stock-based compensation	55	53	139	131	137	48	52	47
Other	611	764	613	600	567	568	555	554
Total technology operations	7,013	7,331	7,287	7,022	7,204	7,253	7,269	7,174
Selling and marketing
Payroll and related	3,468	3,383	3,592	3,361	3,365	3,115	2,971	2,730
Commissions	1,024	1,153	924	1,244	1,105	1,178	1,059	852
Stock-based compensation	79	114	264	277	350	216	235	217
Advertising and events	568	630	527	247	161	539	151	160
Other	176	76	97	55	158	161	67	56
Total selling and marketing	5,315	5,356	5,404	5,184	5,139	5,209	4,483	4,015
General and administrative
Payroll and related	4,051	4,040	3,911	3,564	3,818	3,373	3,476	3,355
Stock-based compensation	742	675	958	806	986	726	968	744
Facility rent, office, and technology costs	2,680	2,579	2,692	2,484	2,480	2,412	2,260	2,276
Outside services	1,900	2,392	3,078	2,219	1,825	1,584	2,148	2,043
Taxes, licenses and permits(b)	265	408	211	214	214	(314)	190	213
Bad debt	(14)	255	(29)	328	106	202	178	628
Other	811	750	843	866	851	899	986	903
Total general and administrative	10,435	11,099	11,664	10,481	10,280	8,882	10,206	10,162
Depreciation, amortization and accretion	934	2,694	2,568	2,457	2,727	2,503	2,335	2,072
Severance and restructuring	4,495	71	82	173	—	366	—	45
Goodwill and capitalized software development impairment	—	15,663	—	—	—	25,007	—	—
Operating expenses	$42,493	$55,355	$39,408	$37,332	$37,776	$61,930	$34,961	$32,580
Capital expenditures	$684	$1,295	$905	$1,480	$727	$638	$934	$846

(a) Slight variations in totals are due to rounding.
(b) Certain prior period amounts have been reclassified to conform to the current period's presentation. These reclassifications had no effect on the reported results of operations

SPOK HOLDINGS, INC.
UNITS IN SERVICE ACTIVITY, MARKET SEGMENT, CHURN
AND AVERAGE REVENUE PER UNIT (ARPU) (a)
(Unaudited and in thousands)

	For the three months ended
	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
Paging units in service
Beginning units in service (000's)	847	853	869	874	885	898	915	926
Gross placements	19	19	23	31	20	20	25	35
Gross disconnects	(28)	(25)	(39)	(36)	(31)	(33)	(42)	(46)
Net change	(9)	(6)	(16)	(5)	(11)	(13)	(17)	(11)
Ending units in service	838	847	853	869	874	885	898	915
End of period units in service % of total (b)
Healthcare	84.7%	84.7%	84.6%	84.5%	84.1%	83.6%	83.7%	83.6%
Government	4.7%	4.8%	4.8%	4.9%	4.8%	5.3%	5.3%	5.5%
Large enterprise	3.9%	3.9%	4.1%	4.1%	4.3%	4.3%	4.3%	4.4%
Other(b)	6.7%	6.6%	6.4%	6.4%	6.8%	6.8%	6.6%	6.6%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Account size ending units in service (000's)
1 to 100 units	54	55	57	58	59	61	63	65
101 to 1,000 units	150	154	154	155	163	167	167	165
>1,000 units	634	638	642	656	652	657	668	685
Total	838	847	853	869	874	885	898	915
Account size net loss rate(c)
1 to 100 units	(1.8)%	(3.5)%	(1.1)%	(1.7)%	(3.3)%	(3.2)%	(2.9)%	(3.1)%
101 to 1,000 units	(2.6)%	—%	(0.9)%	(4.9)%	(2.4)%	—%	1.5%	(4.2)%
>1,000 units	(0.6)%	(0.6)%	(2.2)%	0.6%	(0.8)%	(1.6)%	(2.5)%	(0.4)%
Total	(1.1)%	(0.7)%	(1.8)%	(0.6)%	(1.2)%	(1.4)%	(1.9)%	(1.3)%
Account size ARPU
1 to 100 units	$11.52	$11.58	$11.67	$11.69	$11.72	$11.62	$11.80	$11.65
101 to 1,000 units	8.24	8.30	8.38	8.35	8.33	8.35	8.37	8.24
>1,000 units	6.64	6.63	6.65	6.68	6.68	6.62	6.67	6.57
Total	$7.24	$7.26	$7.29	$7.32	$7.34	$7.30	$7.34	$7.24

(a) Slight variations in totals are due to rounding.
(b) Other includes hospitality, resort and indirect units
(c) Net loss rate is net current period placements and disconnected units in service divided by prior period ending units in service.

SPOK HOLDINGS, INC.
RECONCILIATION OF NET LOSS TO EBITDA AND ADJUSTED EBITDA (a)
(Unaudited and in thousands)

	For the three months ended
	3/31/2022	3/31/2021
Net loss	$(7,214)	$(2,297)
Add back:
(Benefit from) provision for income taxes	(1,400)	591
Other expenses	13	27
Interest income	(67)	(61)
Operating loss	(8,668)	(1,740)
Depreciation, amortization and accretion	934	2,727
EBITDA	$(7,734)	$987
Capitalized software development costs	—	(2,920)
Stock-based compensation	1,115	2,239
Severance and restructuring	4,495	—
Adjusted EBITDA	$(2,124)	$306

(a) Slight variations in totals are due to rounding.

RECONCILIATION OF OPERATING EXPENSES TO ADJUSTED OPERATING EXPENSES (a)
(Unaudited and in thousands)

	For the three months ended
	3/31/2022	3/31/2021
Operating expenses	$42,493	$37,776
Add back:
Depreciation, amortization and accretion	(934)	(2,727)
Capitalized software development costs	—	2,920
Severance and restructuring	(4,495)	—
Adjusted operating expenses	$37,064	$37,969

(a) Slight variations in totals are due to rounding.

SPOK HOLDINGS, INC.
2022 FINANCIAL OUTLOOK
(Unaudited and in millions)

	Guidance Range
	From	To
Revenues
Wireless	$71.6	$77.0
Software	54.4	62.2
Total Revenues	$126.0	$139.2

Adjusted Operating Expenses (a)	$118.8	$128.6

Capital Expenditures	$3.4	$4.2

RECONCILIATION OF OPERATING EXPENSES TO ADJUSTED OPERATING EXPENSES (a)
(Unaudited and in millions)

	Guidance Range
	From	To
Operating expenses	$128.7	$142.3
Add back:
Depreciation, amortization and accretion	(3.5)	(3.5)
Severance and restructuring	$(6.4)	$(10.2)
Adjusted operating expenses	$118.8	$128.6

(a) Adjusted operating expenses exclude depreciation, amortization and accretion, goodwill and capitalized software development impairment costs, and severance and restructuring costs, and includes capitalized software development costs.